Tal Merger Agreement	12 Months Ended
Dec. 31, 2020
Tal Merger Agreement [Abstract]
Tal Merger Agreement	Tal Merger Agreement During the year ended December 31, 2018, Tal Medical, Inc. (“Tal”) a subsidiary of the Group entered into an option agreement with a third party, through which the third party was given the option to acquire substantially all of Tal’s assets. The option was contingent on the third party raising gross proceeds of $15.0 million prior to January 1, 2019 (the option expiration date). Upon the expiration of the option all external investors, not including PureTech, would be entitled to a distribution equal to the cash on hand on the date of expiration, and Tal’s operations would wind down. As of December 31, 2018, the minimum gross proceeds were not raised, resulting in the option expiring. As a result, the preferred shares were adjusted to the cash distribution the external investors were entitled to, which totaled $0.1 million, resulting in gain of $11.0 million being recognized in Finance income/(costs) – fair value accounting line of the Consolidated Statements of Comprehensive Income/(Loss) for the year ended December 31, 2018. In 2019 a merger was executed between PureTech and Tal wherein PureTech became the sole shareholder of Tal following the liquidation of all assets. In 2019, certain preferred shareholders received distributions of $0.1 million in connection with the merger. As of December 31, 2019 and 2020 Tal was an inactive entity in the Group’s Parent segment.